UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 AUGUST 19, 2005


                                  NELNET, INC.
                    (Exact name of registrant as specified in its charter)


           NEBRASKA                    001-31924               84-0748903
 (State or other jurisdiction         (Commission           (I.R.S. Employer
      of incorporation)              File Number)         Identification No.)

--------------------------------------------------------------------------------
                         121 SOUTH 13TH STREET
                               SUITE 201
                           LINCOLN, NEBRASKA                             68508
                (Address of principal executive offices)              (Zip Code)
Registrant's telephone number, including area code (402) 458-2370
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement
           ------------------------------------------

        On August 19, 2005, Nelnet, Inc. ("Nelnet") executed and delivered a Credit Agreement dated as of August 19, 2005, among Nelnet, JPMorgan Chase Bank, N.A. individually and as Administrative Agent, Citibank, N.A., individually and as Syndication Agent, and various lender parties thereto, pursuant to which Nelnet obtained a commitment for an unsecured line of credit in the principal amount of up to $500,000,000 (the "Line of Credit").

        The proceeds from the Line of Credit, when drawn, are for general corporate uses. The details of the Line of Credit are contained in the Credit Agreement attached to this Form 8-K.

        Concurrently with entry into the Line of Credit, Nelnet executed and delivered an Agreement to Terminate dated August 19, 2005 (the "Agreement to Terminate") among Nelnet, National Education Loan Network, Inc., a wholly owned subsidiary of Nelnet, M&I Marshall & Ilsley Bank, SunTrust Bank, First National Bank of Omaha and Fifth Third Bank. The Agreement to Terminate terminated, effective as of August 19, 2005, a Credit Agreement among the parties to the Agreement to Terminate dated as of September 23, 2003, as amended, and thus terminated a commitment to provide Nelnet with an unsecured line of credit and ability to issue commercial paper in amounts aggregating up to $85 million.


Item 9.01  Financial Statements and Exhibits.
           ---------------------------------

            (c) Exhibits. The following exhibit is filed as part of this Report:

                  99.1 - Credit Agreement dated August 19, 2005, among Nelnet, Inc., JPMorgan Chase Bank, N.A. individually and as Administrative Agent, Citibank, N.A. individually and as Syndication Agent and various lender parties thereto.

                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 25, 2005

                                      NELNET, INC.




                                      By:     /s/ Terry J. Heimes
                                           -------------------------------------
                                           Name:  Terry J. Heimes
                                           Title: Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

   99.1 Credit Agreement dated August 19, 2005, among Nelnet, Inc., JPMorgan Chase Bank, N.A. individually and as Administrative Agent, Citibank, N.A. individually and as Syndication Agent and various lender parties thereto.